UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________________
FORM 8-K
____________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2016

____________________________________________________________________________________
Bellicum Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________________

Delaware	001-36783	20-1450200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2130 W. Holcombe Blvd., Ste. 800 Houston, TX		77030
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 832-384-1100
____________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 ___________________________________________________________________________________

Item 8.01	Other Events.

On September 23, 2016, Dr. Franco Locatelli, a principal investigator in the BP-004 clinical trial of Bellicum Pharmaceuticals, Inc.’s (the “Company”) BPX-501 program, made an oral presentation at the 2016 Biennial Meeting of the European Society for Immunodeficiencies (ESID). Data used in Dr. Locatelli’s presentation, which includes preliminary results from 18 pediatric patients with primary immune-deficiencies (PIDs) treated at Dr. Locatelli’s site, shows continued encouraging results at a median 13 months of follow-up and that all of these patients have remained disease-free with no treatment-related mortality following a T-depleted haploidentical hematopoietic stem cell transplant and infusion of BPX-501.

Initial results from 11 of the 18 patients were included in an oral presentation that took place at the 42nd Annual Meeting of the European Society for Blood and Marrow Transplantation in April 2016, and the Company is planning to present a comprehensive update on the BP-004 clinical trial in conjunction with the upcoming 58th annual meeting of the American Society of Hematology scheduled to take place December 3-6, 2016 in San Diego, CA.

Dr. Locatelli currently serves as Director, Department of Pediatric Hematology and Oncology, at the IRCCS Ospedale Pediatrico Bambino Gesù in Rome, Italy, and Professor, Department of Pediatric Hematology and Oncology at the University of Pavia in Pavia, Italy.

In accordance with General Instruction B-2 of Form 8-K, the information contained or incorporated herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into the Company’s filings, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

 _____________________________________________________________________________________________

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: September 22, 2016	By:	/s/ Alan A. Musso
Alan A. Musso
Chief Financial Officer and Treasurer
Principal Financial and Accounting Officer